                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                      -------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               Date of earliest event reported: September 21, 1998


                               US DIAGNOSTIC INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                1-13392                11-3146389
----------------------     ----------------          -------------
(State or other juris-     (Commission File          (IRS Employer
diction of incorporation)   Number)                   I.D. No.)


777 South Flagler Drive, West Palm Beach, Florida               33401
--------------------------------------------------------------------------------
(Address of principal executive office)                        (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 832-0006

ITEM 5.  OTHER EVENTS

         The Company announced on September 21, 1998 that it had successfully completed the application process for its common stock, $.01 par value per share ("Common Stock") to be transferred from the Nasdaq National Market and listed on the Nasdaq SmallCap Market beginning September 22, 1998. The Common Stock now trades on such market.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              US DIAGNOSTIC INC.


Date:  September 23, 1998                     /s/ Francis J. Harkins, Jr.
                                              ----------------------------------
                                              Francis J. Harkins, Jr.
                                              Executive Vice President